EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Richard Goldenberg, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(i) the Annual Report of EVCI Career Colleges Holding Corp. on Form 10-K/A for the year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934* and

(ii) information contained in such report fairly presents in all material respects the financial condition and results of operations of EVCI Career Colleges Holding Corp.

Dated: May 1, 2007	/s/ Richard Goldenberg
Richard Goldenberg Chief Financial Officer

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* Except that Part III will be filed by amendment.